LORD ABBETT EQUITY TRUST
Lord Abbett Small Cap Blend Fund

Supplement dated March 4, 2013 to the
Statement of Additional Information dated December 1, 2012

1.

The following paragraph will replace the third paragraph in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 5-2 of the Statement of Additional Information (the “SAI”):

Robert P. Fetch heads Small Cap Blend Fund’s team and is primarily responsible for the day-to-day management of the Fund.

2.

The following row will replace the third row of the table on page 5-3 with respect to other accounts managed by the portfolio manager of Small Cap Blend Fund in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” beginning on page 5-2 of the SAI:

Other Accounts Managed (# and Total Net Assets+)

Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Small Cap Blend Fund*	Robert P. Fetch	10/ $10,993	3/ $529.1	466/ $2,509(1)(2)
+ Total net assets are in millions.
* The amounts shown are as of December 31, 2012.
(1) Does not include $307.1 million for which Lord Abbett provides investment models to managed account sponsors.

(2) Included in the number of accounts and total assets are 2 accounts with respect to which the management fee is based on the performance of the account; such account totals approximately $500 million in assets.

3.

The following row will replace the third row of the table with respect to the portfolio holdings of the portfolio manager of Small Cap Blend Fund in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” on page
5-4 of the SAI:

Dollar Range of Shares in the Funds

Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000

Small Cap Blend Fund	Robert P. Fetch	X*

* The amount shown is as of January 31, 2013.

Please retain this document for your future reference.